INSTITUTIONAL ADVISORS LARGECAP FUND SUPPLEMENT DATED AUGUST 5, 2010 TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2010

The Statement of Additional Information (“SAI”) of Institutional Advisors LargeCap Fund (the “Fund”) is hereby amended by adding the following paragraph to the section “Additional Purchase and Redemption Information” appearing on page 16 of the SAI.

The sales charges applicable to purchases of shares of the Fund are described in the Fund’s Prospectus.  As stated in the Prospectus, shares of the Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser or its affiliates, purchases for fee-based investment products or accounts, purchases by retirement plans, reinvestment of proceeds from a liquidation of shares of the Fund held in a deferred compensation plan, agency, trust or custody account and purchases through a fiduciary or advisory account with a bank, bank trust department or registered investment adviser.  In addition, shares are offered at net asset value to certain broker-dealers and their clients where those broker-dealers have made special arrangements with the Distributor to sell shares of the Fund to certain investors.